Exhibit 32.1

     CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Yuh Hisn Liu, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q/A of Quadra Projects Inc. for the six months ended May 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of Quadra Projects Inc.

Dated: July 14, 2008	By:	/s/Yuh Hsin Liu
	Name:	Yuh Hsin Liu
	Title:	President, Chief Executive Officer, Chief
Accounting Officer, Secretary and
Director